CAPITAL LEASE OBLIGATIONS (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2017 CNY (¥)	Dec. 31, 2017 USD ($)	Dec. 31, 2016 CNY (¥)
Future minimum lease payments under non-cancellable capital lease arrangements
2018	¥ 43,587	$ 6,699
2019	1,439	221
Total minimum lease payment	45,026	6,920
Less: amount representing interest	(870)	(134)
Present value of remaining minimum lease payment	44,156	6,786
Less: current portion	32,642	5,017	¥ 3,840
Non current portion	¥ 42,735	$ 6,568	¥ 72,851